SECURITIES  AND  EXCHANGE  COMMISSION

                        Washington,  D.C.  20549

                              FORM  8-K

                            CURRENT  REPORT

              Pursuant  to  Section  13  or  15(d)  of  the

                   Securities  Exchange  Act  of  1934

Date  of  Report  (Date  of  earliest
event  reported):  December  29,  2009
                   ----------------------

                          JK  ACQUISITION  CORP.
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     (Exact  name  of  registrant  as  specified  in  its  Charter)

Delaware                      001-32574                               87-0745202
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(State  or  other           (Commission  File                     (IRS  Employer
jurisdiction  of                  Number)                Identification  Number)
Incorporation)

4265  San  Felipe,  Suite  1100,  Houston,  Texas                          77027
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(Address  of  principal  executive  offices)                         (Zip  Code)

Registrant's  telephone  number,
including  area  code:   (713)  968-9881
                         ---------------

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     (Former  name  or  former  address  if  changed  since  last  report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_]     Pre-commencement  communications  pursuant  to  Rule  13e-4(c) under the
        Exchange     Act  (17  CFR  240.13e-4(c))

ITEM  1.01     ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT.

     The information included in Item 3.02 of this Current Report on Form 8-K is also incorporated by reference into this Item 1.01 of this Current Report on Form 8-K to the extent necessary and required.

ITEM  1.02     TERMINATION  OF  A  MATERIAL  DEFINITIVE  AGREEMENT

     The information included in Item 3.02 of this Current Report on Form 8-K is also incorporated by reference into this Item 1.02 of this Current Report on Form 8-K to the extent necessary and required.

ITEM  3.02     UNREGISTERED  SALES  OF  EQUITY  SECURITIES

     On July 16, 2008, pursuant to rights granted in a previously executed Novation Agreement, JK Acquisition Corp. (the "Company") executed convertible promissory notes (collectively, the "Notes") in favor of each of James P. Wilson and Keith D. Spickelmier, the Company's officers and directors, representing (respectively) the original principal amounts of $510,500.10 and $417,681.90. Each of Messrs. Wilson and Spickelmier had the option of converting all or any portion of the unpaid balance of his Note into shares of the Company's common stock at a conversion price equal to $.008 per share. Each of Messrs. Wilson and Spickelmier advanced additional amounts pursuant to the Notes, totaling $27,146 (in the case of Mr. Wilson) and $22,210 (in the case of Mr. Spickelmier), and these additional amounts were convertible into an additional 3,393,267 shares of Common Stock (in the case of Mr. Wilson) and 2,776,308 shares of the Company's common stock (in the case of Mr. Spickelmier). On December 29, 2009, Messrs. Wilson and Spickelmier converted the entire principal balances of the Notes, receiving (respectively) 67,205,780 and 54,986,546 shares of the Company's common stock. Because Messrs. Wilson and Spickelmier were Company directors and officers at the time of the issuances described immediately preceding, these issuances are claimed to be exempt, pursuant to Section 4(2) of the Securities Act of 1933.

ITEM  5.01     CHANGE  IN  CONTROL  OF  REGISTRANT

     The information included in Item 3.02 of this Current Report on Form 8-K is also incorporated by reference into this Item 5.01 of this Current Report on Form 8-K to the extent necessary and required.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      JK  ACQUISITION  CORP.
                                      (Registrant)

Date:  December  29,  2009            By:  /s/  Keith  D.  Spickelmier
                                           ----------------------------
                                                Keith  D.  Spickelmier,
                                                President